SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

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1)	Title of each class of securities to which transaction applies:

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4)	Proposed maximum aggregate value of transaction:

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Navigator Tactical Investment Grade Bond Fund

Navigator Tactical Fixed Income Fund

Navigator Tactical U.S. Allocation Fund

Navigator Ultra Short Bond Fund

each a series of

Northern Lights Fund Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2026

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Navigator Tactical Investment Grade Bond Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund (each a “Fund and together the “Funds”), to be held at the offices of the Trust’s administrator, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, on [ ], 2026 at [ ], Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Clark Capital Management Group, Inc., the Funds’ current investment adviser. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [ ], 2026 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [ ], 2026.

A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new investment advisory agreement) and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

Kevin Wolf, President
[ ], 2026

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Navigator Tactical Investment Grade Bond Fund

Navigator Tactical Fixed Income Fund

Navigator Tactical U.S. Allocation Fund

Navigator Ultra Short Bond Fund

each a series of

Northern Lights Fund Trust

with its principal offices at

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

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PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2026

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on behalf of Navigator Tactical Investment Grade Bond Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund (each a “Fund” and together the “Funds”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, on [ ], 2026 at [ ], [ ] time, and at any and all adjournments thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2026.

The Meeting has been called by the Board for the following purposes:

Proposals		Funds Voting
1	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Clark Capital Management Group, Inc., the Funds’ current investment adviser. No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.	All Funds (Shareholders of each Fund, voting separately)
2	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [ ], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

       A copy of each Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the applicable Fund, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 or by calling [ ].

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND CLARK CAPITAL MANAGEMENT GROUP, INC.

Background

The primary purpose of this proposal is to enable Clark Capital Management Group, Inc.  (“Clark Capital” or the “Adviser”) to continue to serve as the investment adviser to the Funds. On January 15, 2026, Clark Capital announced that it had entered into a definitive agreement with Carillon Tower Advisers, Inc., doing business as Raymond James Investment Management (“Raymond James Investment Management”), a subsidiary of Raymond James Financial, Inc., whereby Raymond James Investment Management will acquire all of the issued and outstanding shares of common stock of Clark Capital (the “Transaction”). It is expected that the Transaction will close by the third quarter of 2026.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer of a block of more than 25% of the voting interests of an investment adviser is presumed to constitute a change of control of the adviser. The 1940 Act further states that a change of control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Because the Transaction, as described above, will result in an assignment of Clark Capital, we are seeking shareholder approval of a new advisory agreement between the Trust and Clark Capital with respect to the Funds (the “New Agreement”). Clark Capital has served as investment adviser to the Funds pursuant to an advisory agreement (the “Current Agreement”) since each Fund commenced operations. Clark Capital believes the Transaction will not result in any interruption or decrease in the quality of services provided by Clark Capital. There will be no changes to any Fund’s investment strategy, risks, investment objectives, portfolio managers, investment process or advisory fees.

The New Agreement will be identical in all material respects to the Current Agreement, except that its date of execution, effectiveness and expiration are changed. The fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement. The effective date of the New Agreement for each Fund will be the date that the respective Fund’s shareholders approve the New Agreement (the “Effective Date”).

At a meeting on February 12, 2026 (the “Board Meeting”), the Board approved the New Agreement, subject to each Fund’s shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders are being asked to approve the proposed New Agreement with Clark Capital.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as Clark Capital) to an investment company (such as the Funds) or an affiliate of such investment adviser may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to be independent for the period required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period

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after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or are entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

The Advisory Agreement

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or Clark Capital (“Independent Trustees”), originally approved the Current Agreement, at a meeting held on February 25-26, 2014 with respect to Navigator Tactical Fixed Income Fund; at a meeting held on December 12-13, 2018 with respect to Navigator Ultra Short Bond Fund; and at a meeting held on December 16-17, 2020 with respect to Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund. The terms of the New Agreement and are identical in all material respects to those of the Current Agreements, except that the date of its execution, effectiveness, and termination are changed.

Pursuant to the Current Agreement between the Trust and Clark Capital, on behalf of Navigator Ultra Short Bond Fund, the Fund pays on a monthly basis, an annual advisory fee equivalent to 0.30% of the Fund’s average daily net assets.

Pursuant to the Current Agreement between the Trust and the Clark Capital, on behalf of Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund and Clark Capital, Clark Capital is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of the Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund average daily net assets in accordance with an advisory fee schedule which includes breakpoints according to the table below.

Advisory Fee Breakpoint Table

Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund

and Navigator Tactical U.S. Allocation Fund

Portion of Net Assets	Advisory Fee
Less than $4.5 billion	0.85%
Greater than $4.5 billion and less than or equal to $5.5 billion	0.80%
Greater than $5.5 billion	0.75%

For such compensation, Clark Capital continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. Additionally, Clark Capital, at its expense, pays the salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of Clark Capital.

For the fiscal year ended October 31, 2025, Clark Capital received advisory fees, after waivers, from each Fund as follows:

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Fund	Advisory Fees received by Clark Capital
Navigator Tactical Investment Grade Bond Fund	$9,373,025
Navigator Tactical Fixed Income Fund	$62,212,511
Navigator Tactical U.S. Allocation Fund	$463,784
Navigator Ultra Short Bond Fund	$23,269

Clark Capital has contractually agreed to reduce its fees and to reimburse expenses for Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund, at least until February 28, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed: (i) 0.65% and 0.40% of the average daily net assets attributable to Class A and Class I shares, respectively of the Navigator Ultra Short Bond Fund, (ii) 1.26% and 1.01% of the average daily net assets attributable to Class A and Class I shares, respectively of the Navigator Tactical Investment Grade Bond Fund and (iii) 1.26% and 1.01% of the average daily net assets attributable to Class A and Class I shares, respectively of the Navigator Tactical U.S. Allocation Fund. Any waiver or reimbursement by Clark Capital is subject to possible recoupment from a Fund in future years, within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of (1) the expense cap limitation at time of waiver; or (2) the expense cap limitation at the time of recoupment. If the New Agreement is approved by shareholders, Clark Capital will agree to an expense limitation agreement with identical terms.

With respect to each Fund, the New Agreement will continue in force for an initial period of two years from the Effective Date. From year to year thereafter, the New Agreement will continue so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of each Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. As with the Current Agreement, the New Agreement automatically terminates on assignment and may be terminated upon 60 days’ notice by either Clark Capital or a Fund. In the case of termination by a Fund, the action must be authorized (i) by resolution of the Board, including the vote or written consent of the Trustees who are not parties to the (New or Current) Agreement or interested persons of either party to thereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

The New Agreement, like the Current Agreement, provides that Clark Capital shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to each Fund’s shareholder approval, the Trust will enter into the New Agreement with Clark Capital on behalf of each Fund. If the New Agreement with Clark Capital is not approved by shareholders with respect to a particular Fund or Funds, the Board and Clark Capital will consider other options, including a new or modified request for shareholder approval of the New Agreement.

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The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning Clark Capital

Clark Capital is a Pennsylvania corporation located at 1650 Market Street, 53rd floor, Philadelphia, Pennsylvania 19103. The names, addresses and principal occupations of the principal executive officers and directors of Clark Capital as of the date of this Proxy Statement are set forth below:

Name and Address*	Principal Occupation
Harry J. Clark	Executive Chairman; Director
Denise Clark Williams	Vice Chair; Director
Colene E. Bittone	Executive Vice President of Corporate Culture
Brendan M. Clark	Chief Executive Officer; Director
Gary G. Schlarbaum	Director
John A. Featherman	Director
Kieran S. Clark	Executive Vice President; Chief Investment Officer
Richard D. Miles	Director
Conor L. Mullan	Executive Vice President; Chief Compliance Officer; General Counsel
Ralph L. Roth	Director
Christopher J. Cullen	Executive Vice President; Chief Distribution Officer
Chad G. Painter	Executive Vice President; Chief Operating Officer
Matt E. Gordon	Executive Vice President; Chief Technology Officer
Craig D. Pfeiffer	Director
David G. Richards	Interim CFO

*The address of each principal executive officer and director listed is c/o Clark Capital Management Group, Inc., 1650 Market Street, 53rd floor, Philadelphia, Pennsylvania 19103

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Agreement. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Nature, Extent & Quality of Services.

The Trustees observed that Clark Capital was founded in 1986 and has approximately $46.3 billion in assets under management (“AUM”) as of November 30, 2025. They noted that Clark Capital provides asset management services with strategies directly or through model portfolios, partnering with financial advisers to create personalized investment plans aligned to their clients’ financial goals. The Trustees acknowledged that Raymond James Investment Management (“RJIM”) and Clark Capital entered into a merger agreement, whereby Clark Capital would operate as a direct, wholly owned subsidiary of RJIM. The Trustees noted that RJIM is a global asset management company that employs a multi-manager, multi-strategy approach with approximately $275 billion in AUM and $1.7 trillion in total client assets. The Trustees recognized

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that Clark Capital did not foresee any negative impact on the quality of its services to shareholders and that Clark Capital would continue to manage the Funds in the same manner as it did prior to the merger. The Trustees acknowledged that Clark Capital did not anticipate changes to its service providers, vendors or critical systems. The Trustees reviewed the education and financial industry experience of the investment personnel that would be responsible for the advisory services provided to the Funds. The Trustees noted that the portfolio management team provides on-going research, ETF and mutual fund analysis, technical analysis, credit analysis, individual equity analysis, risk oversight, and makes investment selections for each Fund. The Trustees acknowledged that Clark Capital monitors and reviews new content for the Funds’ website prior to posting to ensure it meets their standards and requirements and confirms the website is up to date and accurate. The Trustees further noted that Clark Capital does not use artificial intelligence tools to provide advisory services to the Funds in its investment process. The Trustees acknowledged that Clark Capital completed an SEC examination in April 2025 that identified non-Fund related deficiencies that were corrected by Clark Capital. The Trustees observed that there were no other material compliance or litigation issues that would affect Clark Capital’s ability to perform its duties. The Board noted that the merger has the potential to provide Clark Capital with additional resources, portfolio research, administrative tools and access to new technologies which will benefit shareholders. The Trustees concluded that Clark Capital should continue providing high level of quality services to the Funds and their shareholders

Performance.

Navigator Ultra Short Bond Fund. The Trustees noted the Fund maintained solid peer group third quartile performance for its one- and three-year periods. Additionally, the Trustees further noted that the Fund’s overall volatility for its three-year period ranked the Fund in the top quartile for its peer group and Morningstar category. The Trustees recognized the Fund achieved top two-quartile performance for its peer group and Morningstar category for its five-year and since-inception periods. The Trustees concluded that Clark Capital should continue to be retained as the adviser for the Fund.

Navigator Tactical Investment Grade Bond Fund. The Trustees recognized the Fund had bottom quartile returns for its peer group and Morningstar category one-, and three-year and since-inception periods. However, the Trustees noted the Fund had outperformed its index for the since-inception period. The Trustees concluded that Clark Capital should continue to be retained as the adviser for the Fund, but should return in six months for the Board to analyze how the adviser is handling the changes in the market.

Navigator Tactical Fixed Income Fund. The Trustees noted that the Fund’s one- and three-year period returns were in the lower half quartile for its Morningstar and peer group category, however its ten-year period return was in the top quartile for its Morningstar and peer group category. The Trustees acknowledge the adviser has demonstrated the ability to manage the Fund’s assets over an extended period of time for the benefit of its shareholders. The Trustees concluded that the Fund’s performance was acceptable.

Navigator Tactical U.S. Allocation Fund. The Trustees acknowledged the Fund’s one-year performance ranked in the bottom quartile for its peer-group and Morningstar category. Yet, the Trustees noted the Fund’s returns ranked in the top peer group quartile for its three-year and since-inception periods. Moreover, the Trustees recognized the Fund’s information ratio ranked in the top peer-group and Morningstar category for the three-year period, which demonstrated the adviser’s ability over an extended period to add value to the Fund. The Trustees concluded that Clark Capital should continue to be retained as the adviser for the Fund.

Fees and Expenses.

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Navigator Ultra Short Bond Fund . The Trustees noted that the advisory fee of 0.30% ranked in the 77th percentile in the Broadridge generated peer group. The Trustees considered that the advisory fee was just slightly higher than the peer group and category averages on a percentage basis. After a brief discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Navigator Tactical Investment Grade Bond Fund. The Trustees noted that the advisory fee of 0.85% ranked in 90th percentile in the Broadridge generated peer group and slightly above the Morningstar category average. The Trustees acknowledged that Clark Capital’s explanation for the above average fee is because the investment strategy of the Fund is unique as it utilizes a methodology to allocate to the best performing asset class based on a relative strength basis. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Navigator Tactical Fixed Income Fund. The Trustees noted that the advisory fee of 0.81% ranked in the 82nd percentile in the Broadridge generated peer group and slightly above the Morningstar category average. The Trustees acknowledged that Clark Capital’s explanation for the above average fee is because the investment strategy of the Fund is unique because it utilizes a methodology to allocate to the best performing asset class based on a relative strength basis. Trustees concluded that the Fund’s advisory fee was not unreasonable.

Navigator Tactical U.S. Allocation Fund. The Trustees noted that the advisory fee of 0.85% ranked in the 92nd percentile in the Broadridge generated peer group. The Trustees acknowledged that Clark Capital’s explanation for the above average fee is because the investment strategy of the Fund is unique because it utilizes a methodology to allocate to the best performing asset class based on a relative strength basis. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether Clark Capital had achieved some economies of scale with respect to its management of the Navigator Funds. The Trustees noted that Clark Capital had previously agreed to breakpoints with respect to certain Navigator Funds and had indicated its willingness to introduce further breakpoints in light of any potential growth in the Funds’ assets.

Profitability. The Trustees reviewed the information provided by Clark Capital regarding the profitability analysis in terms of absolute dollars and as a percentage of revenue, with respect to its management of each of the Funds. They considered that Navigator Tactical Investment Grade Bond Fund and Navigator Tactical Fixed Income Fund were profitable. The Trustees acknowledged that Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund each was advised at a loss to Clark Capital. The Trustees agreed that on a fund by fund basis, Clark Capital’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from Clark Capital as the Trustees believed to be reasonably necessary to evaluate the terms of each Advisory Agreement, and as assisted by the advice of legal counsel, the Trustees concluded that approval of each Advisory Agreement was in the best interests of shareholders of the Funds.

The Board, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain Clark Capital as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite,100 Elkhorn, Nebraska 68022, serves as principal underwriter and distributor of the Funds. Ultimus Fund Solutions, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 provides the Funds with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly and timely executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. A proxy not received in a timely fashion will not count for the purposes of the proposal. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of each Fund were issued and outstanding:

FUND	Voting Securities Outstanding
	Class A	Class C	Class I
Navigator Tactical Investment Grade Bond Fund	N/A	N/A	[ ]
Navigator Tactical Fixed Income Fund	[ ]	[ ]	[ ]
Navigator Tactical U.S. Allocation Fund	N/A	N/A	[ ]
Navigator Ultra Short Bond Fund	[ ]	[ ]	[ ]

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on the proposal.  Shareholders of each Fund will vote separately with respect to their share in each Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

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For each Fund, an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, as a group, the Trustees and officers of the Trust owned no shares of any of the Funds as of the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

Name & Address	Shares	Percentage of Share Class
Navigator Tactical Investment Grade Bond Fund
Class I
[ ]	[ ]	[ ]
Navigator Tactical Fixed Income Fund
Class A
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Class C
[ ]	[ ]	[ ]
Class I
[ ]	[ ]	[ ]
Navigator Tactical U.S. Allocation Fund
Class I
[ ]	[ ]	[ ]
Navigator Ultra Short Bond Fund
Class A
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
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[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Class C
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Class I
[ ]	[ ]	[ ]

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Kevin Wolf, President, Northern Lights Fund Trust, 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $[ ]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Clark Capital and Raymond James Investment Management. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of a Fund of whom they have knowledge, and Clark Capital and Raymond James Investment Management will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Clark Capital may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time

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prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at [ ], or write the Trust at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [ ], 2026

A copy of the Notice of Special Meeting, the Proxy Statement, and Proxy Card are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated: [ ], 2026

If you have any questions before you vote, please call our proxy information line at [ ]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

12

Exhibit A

INVESTMENT ADVISORY AGREEMENT

[To be inserted]

A - 1

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

A - 2

Northern Lights Fund Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2026

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Jim Colantino and Stephanie Shearer, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Navigator Tactical Investment Grade Bond Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund (each a “Fund” and collectively the “Funds”) to be held at offices of the Funds’ administrator, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 on [ ], 2026 at [ ], [ ] time, and at any and all adjournments thereof, all shares of beneficial interest of the Funds, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature Date

_______________________________________

Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

	FOR	AGAINST	ABSTAIN
1. a. To approve a new investment advisory agreement between the Northern Lights Fund Trust, on behalf of the Fund, and Clark Capital Management Group, Inc., the Fund’s current investment adviser	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: www.proxyvote.com

“Scanner Bar Code”

TAG ID:	CUSIP:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND

DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.